REGISTRATION RIGHTS AGREEMENT
by and among
Occidental Petroleum Corporation,
CrownRock Holdings, L.P.
and
CrownRock GP, LLC
Dated as of August 1, 2024
Exhibit 10.1
Execution Version
i
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of August 1, 2024, by and among Occidental Petroleum Corporation, a
Delaware corporation (the “Company”), CrownRock Holdings, L.P., a Delaware limited partnership (“CrownRock LP”), and CrownRock GP, LLC, a Delaware limited liability company
(“CrownRock GP” and, together with CrownRock LP, the “Sellers”).
WHEREAS, the Company, the Purchasers (as defined in the Purchase
Agreement) and the Holders (as defined below) are parties to a Partnership Interest Purchase
Agreement, dated December 10, 2023 (as amended, the “Purchase Agreement”) pursuant to which, and subject to the terms and conditions set forth therein, the Company shall issue to the
Sellers shares of common stock, par value $0.20 per share, of the Company (the “Common
Stock”); and
WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the parties desire to enter into this Agreement in order to create certain registration rights for the Holders as set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1.Certain Definitions.
In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:
“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled” and
“under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such
Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time.
“Common Stock” has the meaning set forth in the first Recital hereto.
“Company” has the meaning set forth in the introductory paragraph.
“Consideration Shares” means the 29,560,619 shares of Common Stock to be issued to the Sellers pursuant to the Purchase Agreement.
“CrownRock GP” has the meaning set forth in the introductory paragraph.
“CrownRock LP” has the meaning set forth in the introductory paragraph.

“EnerQuest” means EnerQuest Property Management, LLC and any Affiliates thereof that hold Registrable Shares.
“Exchange Act” means the Securities Exchange Act of 1934.
“FINRA” means the Financial Industry Regulatory Authority, Inc. or any
successor organization.
“Form S-3” means a registration statement on Form S-3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.
“Holdback Agreement” has the meaning set forth in Section 5.
“Holdback Period” has the meaning set forth in Section 5.
“Holders” means the Sellers and Permitted Transferees who become Holders pursuant to Section 11.
“Lime Rock” means LR-CrownRock New Holdings, L.P. and any Affiliates thereof that hold Registrable Shares.
“Majority Holders” means Holders holding at least a majority in interest of the then outstanding number of Registrable Shares.
“Minimum Amount” means $250,000,000.
“Minimum Number of Registrable Shares” means 100,000 Shares.
“Opt-Out Notice” has the meaning set forth in Section 8.
“Permitted Transferee” means (a) with respect to any Seller, any of the direct or indirect partners, shareholders or members of such Seller, (b) any trust, family partnership or family limited liability company, the sole beneficiaries, partners or members of which are
Timothy M. Dunn or Robert W. Floyd or relatives of any such Person, and (c) any Affiliate of a
Holder.
“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation or any other entity.
“Piggyback Registration” has the meaning set forth in Section 3(a).
“Prospectus” means the prospectus or prospectuses (whether preliminary or final)
included in any Registration Statement and relating to Registrable Shares, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.
“Purchase Agreement” means the agreement specified in the first Recital hereto, as such agreement may be amended from time to time.

“Registrable Shares” means, at any time, (i) the Consideration Shares, and (ii) any securities issued by the Company after the date hereof in respect of the Consideration Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, but excluding (iii) any and all
Consideration Shares and other securities referred to in clauses (i) and (ii) that at any time after the date hereof (a) have been sold pursuant to an effective registration statement or Rule 144 under the Securities Act, (b) are not outstanding or (c) have been transferred in violation of
Section 10 hereof or the provisions of the Purchase Agreement or to a Person that does not become a Holder pursuant to Section 11 hereof (or any combination of clauses (a), (b), and (c));
provided, that, in the case of either clause (a) or clause (b), the securities will remain Registrable
Shares when transferred to any Permitted Transferee and such transfer does not involve a disposition for value. It is understood and agreed that, once a security of the kind described in clause (i) or (ii) above becomes a security of the kind described in clause (iii) above, such security shall cease to be a Registrable Share for all purposes of this Agreement and the
Company’s obligations regarding Registrable Shares hereunder shall cease to apply with respect to such security.  It is further understood and agreed that a security of the kind described in clause (i) or (ii) above shall cease to be a Registrable Share if two years have passed from the date of this Agreement and the security is eligible for sale pursuant to Rule 144 under the
Securities Act without limitation thereunder on volume or manner of sale.
“Registration Expenses” has the meaning set forth in Section 7(a).
“Registration Statement” means any registration statement of the Company which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the
Prospectus, amendments and supplements to such Registration Statement, including post-
effective amendments, all exhibits and all documents incorporated by reference in such
Registration Statement.
“Shelf Registration” has the meaning set forth in Section 2(a).
“Shelf Registration Statement” has the meaning set forth in Section 2(a).
“SEC” means the Securities and Exchange Commission or any successor agency.
“Securities Act” means the Securities Act of 1933.
“Sellers” has the meaning set forth in the introductory paragraph.
“Shares” means any shares of Common Stock. If at any time Registrable Shares include securities of the Company other than Common Stock, then, when referring to Shares other than Registrable Shares, “Shares” shall include the class or classes of such other securities of the Company.
“Shelf Takedown” has the meaning set forth in Section 2(b).
“Suspension Period” has the meaning set forth in Section 4(a).

“Termination Date” means the first date on which there are no Registrable Shares or there are no Holders.
“Underwritten Offering” means a registered offering in which securities of the
Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public, and “Underwritten Shelf Takedown” means an Underwritten Offering effected pursuant to a Shelf Registration.
“Underwritten Offering Filing” means (a) with respect to an Underwritten Shelf
Takedown, a preliminary Prospectus supplement (or Prospectus supplement if no preliminary
Prospectus supplement is used) to the Shelf Registration Statement relating to such Underwritten
Shelf Takedown, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary
Prospectus supplement (or Prospectus supplement if no preliminary Prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Shares could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the
Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering.
“Underwritten Shelf Takedown Notice” has the meaning set forth in Section 2(b).
“Underwritten Shelf Takedown Request” has the meaning set forth in Section
2(b).
In addition to the above definitions, unless the context requires otherwise:
(i)any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;
(ii)“including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;
(iii)references to “Section” are references to Sections of this Agreement;
(iv)words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;
(v)references to “business day” mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close; and
(vi)the symbol “$” means U.S. dollars.

Section 2.Shelf Registration.
(a)Registration. The Company shall, as soon as practicable after the date hereof, but in any event within five business days after the date hereof (or such later date as may be mutually agreed by the Company and the Sellers), file a Registration Statement (or an amendment or supplement to an existing registration statement) for the public offer and sale of the Consideration Shares pursuant to Rule 415 promulgated under the Securities Act or otherwise (a “Shelf Registration”); provided, however, that no Holder (other than the Sellers)
shall be entitled to have the securities held by it covered by such Shelf Registration unless such
Holder agrees in writing to be bound by all the provisions of this Agreement applicable to a
Holder. The Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for the offer and sale of such Registrable Shares (such Registration
Statement, a “Shelf Registration Statement”). Subject to Section 4, the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to become effective as soon as practical after the filing thereof. If permitted under the Securities Act, such
Registration Statement shall be one that is automatically effective upon filing. Subject to the provision by each Holder of all information reasonably requested by the Company for such purposes, the Company shall use commercially reasonable efforts to cause the Shelf Registration
Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available or, if not available, that another
Registration Statement is available, for the resale of all the Registrable Shares  by the Holders until the Termination Date; provided, however, that, other than in connection with an
Underwritten Shelf Takedown, the Company shall not be required to supplement or amend any
Registration Statement to reflect the transfer to a new or existing Holder except upon request of either EnerQuest or Lime Rock and in any event not more than twice in any consecutive twelve months (excluding supplements or amendments in connection with an Underwritten Shelf
Takedown).
(b)Right to Effect Underwritten Shelf Takedowns. Subject to the provisions hereof, Holders shall be entitled, at any time and from time to time when a Shelf  Registration
Statement is effective and until the Termination Date, to sell such Registrable Shares as are then registered pursuant to such Registration Statement in an underwritten offering (each, an
“Underwritten Shelf Takedown”) upon not less than 15 business days’ prior written notice to the
Company by the Majority Holders (such request, an “Underwritten Shelf Takedown Request”);
provided, however, that (based on then-current market prices) the number of Registrable Shares included in each such Underwritten Shelf Takedown would reasonably be expected to yield gross proceeds to the Majority Holders of at least the Minimum Amount, and provided further that the Majority Holders shall not be entitled to request any Underwritten Shelf Takedown (i)
more than four times in the aggregate during the term of this Agreement, (ii) more than two times in one calendar year (if CrownRock LP has distributed or transferred any or all of the
Registrable Shares to Permitted Transferees, then the annual limit on Underwritten Shelf
Takedowns shall be allocated one on behalf of Lime Rock acting as or on behalf of the requesting Holders and one on behalf of EnerQuest acting as or on behalf of the requesting
Holders, provided each such Underwritten Shelf Takedown would reasonably be expected to yield gross proceeds to the requesting Holders of at least the Minimum Amount), or (iii) at any time when the Company is diligently pursuing a primary or secondary underwritten offering of

Shares pursuant to a registration statement. As soon as reasonably practicable within three business days after receipt by the Company of an Underwritten Shelf Takedown Request in
accordance with this Section 2(b), the Company shall give written notice (an “Underwritten
Shelf Takedown Notice”) of such Underwritten Shelf Takedown Request to all other Holders of
Registrable Shares and shall, subject to the provisions of Section 2 hereof, use commercially reasonable efforts to include in such Underwritten Shelf Takedown all Registrable Shares with respect to which the Company received written requests for inclusion therein within five business days after such Underwritten Shelf Takedown Notice is given by the Company to such
Holders.
(c)Priority on Underwritten Shelf Takedowns. The Company may include
Shares other than Registrable Shares in an Underwritten Shelf Takedown on the terms provided below. If the managing underwriters of the Underwritten Shelf Takedown advise the Company and the Holders requesting such Underwritten Shelf Takedown that in their opinion the number of Shares proposed to be included in the Underwritten Shelf Takedown exceeds the number of
Shares which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such Underwritten Shelf Takedown (i) first, the number of Registrable Shares that the Holders propose to sell, (ii) second, the number of Shares requested to be included therein by other holders of Shares, pro rata among such other holders on the basis of the number of Shares requested to be included therein by such other holders or as such other holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company) and (iii)
third, the number of Shares that the Company proposes to sell. If the number of Shares which can be sold is less than the number of Registrable Shares proposed to be included in the
Underwritten Shelf Takedown pursuant to clause (i) above by the Holders, the amount of Shares to be sold shall be allocated to the Holders, pro rata among all such Holders on the basis of the number of Shares requested to be included therein by all such Holders or as such Holders and the
Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company).
(d)Selection of Underwriters. If any of the Registrable Shares are to be sold in an Underwritten Shelf Takedown initiated by the Holders, the Company shall propose three or more nationally prominent firms of investment bankers reasonably acceptable to the Holders of more than 50% of the Registrable Shares to be so offered to act as the managing underwriter or as other underwriters in connection with such Underwritten Shelf Takedown from which the
Holders of more than 50% of the Registrable Shares to be so offered shall select the managing underwriter and the other underwriters. The Holders of more than 50% of the Registrable Shares to be so offered shall determine the pricing of the Registrable Shares offered pursuant to any
Underwritten Shelf Takedown, the applicable underwriting discounts and commissions, and the timing of any such Underwritten Shelf Takedown, subject to this Agreement.
(e)Basis of Participation. No Holder may sell Registrable Shares in any offering pursuant to an Underwritten Shelf Takedown unless it (i) agrees to sell such Shares on the same basis provided in the underwriting or other distribution arrangements approved by the
Company and the Holders that initiated such Underwritten Shelf Takedown that apply to the
Company and/or the Holders that initiated such Underwritten Shelf Takedown and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.
Section 3.Piggyback Registrations.
(a)Right to Piggyback.  If the Company at any time proposes to file an
Underwritten Offering Filing for an Underwritten Offering of shares of Common Stock for its own account or for the account of any other Persons who have or have been granted registration rights (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback
Underwritten Offering to each Holder that, together with such Holder’s Affiliates (if such Holder has notified the Company in writing of the existence of such Affiliate status), holds at least the
Minimum Number of Registrable Shares, which notice shall be held in strict confidence by such
Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Common Stock that are proposed to be included in such
Piggyback Underwritten Offering, and of such Holders’ rights under this Section 3(a). Such notice shall be given promptly (and in any event at least five business days before the filing of the Underwritten Offering Filing or two business days before the filing of the Underwritten
Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the managing underwriter or underwriters advise the Company that the giving of notice pursuant to this Section 3(a) would adversely affect the offering, no such notice shall be required (and such
Holders shall have no right to include Registrable Shares in such bought or overnight
Underwritten Offering). Each such Holder shall then have four business days (or one business day in the case of a bought or overnight Underwritten Offering) after the date on which the
Holders received notice pursuant to this Section 3(a) to request inclusion of Registrable Shares in the Piggyback Underwritten Offering (which request shall specify the maximum number of
Registrable Shares intended to be disposed of by such Holder) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback
Underwritten Offering. Subject to Sections 3(c) and 3(d), the Company shall use its commercially reasonable efforts to include in the Piggyback Underwritten Offering all
Registrable Shares that the Company has been so requested to include by the Piggybacking
Holders; provided, however, that if, at any time after giving written notice of a proposed
Piggyback Underwritten Offering pursuant to this Section 3(a) and prior to the execution of an underwriting agreement with respect thereto, the Company or such other Persons who have or have been granted registration rights, as applicable, shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Shares in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any
Registrable Shares for the same period as the delay in including the shares of Common Stock to be sold for the Company’s account or for the account of such other Persons who have or have been granted registration rights, as applicable.

(b)Each Holder shall have the right to withdraw its request for inclusion of its
Registrable Shares in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company, following which such Holder shall no longer be entitled to participate in such Piggyback
Underwritten Offering.
(c)Priority on Primary Piggyback Registrations. If a Piggyback Underwritten
Offering is initiated as a primary Underwritten Offering on behalf of the Company and the managing underwriters advise the Company and the Holders (if any Holder has elected to include Registrable Shares in such Piggyback Underwritten Offering) that in their opinion the number of Shares proposed to be included in such offering exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such Piggyback Underwritten Offering (i) first, the number of
Shares that the Company proposes to sell, and (ii) second, the number of Shares requested to be included therein by holders of Shares, including any Holder (if any Holder has elected to include
Registrable Shares in such Piggyback Underwritten Offering), pro rata among all such holders on the basis of the number of Shares requested to be included therein by all such holders or as such holders and the Company may otherwise agree (with allocations among different classes of
Shares, if more than one are involved, to be determined by the Company).
(d)Priority on Secondary Piggyback Registrations. If a Piggyback
Underwritten Offering is initiated as an Underwritten Offering on behalf of a holder or holders of
Shares other than a Holder, and the managing underwriters advise the Company that in their opinion the number of Shares proposed to be included in such registration exceeds the number of
Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares to be sold in such offering), then the Company shall include in such Piggyback Underwritten Offering (i) first, the number of Shares requested to be included therein by the holder(s) requesting such registration, (ii) second, the number of Shares requested to be included therein by other holders of Shares including any Holder (if any Holder has elected to include Registrable Shares in such
Piggyback Underwritten Offering), pro rata among such other holders on the basis of the number of Shares requested to be included therein by such other holders or as such other holders and the
Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company) and (iii) third, the number of Shares that the
Company proposes to sell.
(e)Selection of Underwriters. If any Piggyback Underwritten Offering is a
primary or secondary Underwritten Offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.
(f)Basis of Participations. No Holder may sell Registrable Shares in any
Piggyback Underwritten Offering unless it (i) agrees to sell such Shares on the same basis provided in the underwriting or other distribution arrangements approved by the Company and, in the case of a Piggyback Underwritten Offering that is initiated as an Underwritten Offering on behalf of holder(s) other than a Holder, such other holder(s), and that apply to the Company and/
or any other holders involved in such Piggyback Underwritten Offering and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.
Section 4.Suspension Periods.
(a)Suspension Periods.  Notwithstanding any other provision of this
Agreement, the Company may (i) delay the filing or effectiveness of a Registration Statement (or any supplement or amendment thereto) or execution of an Underwritten Offering or (ii) suspend the Holders’ use of any Prospectus that is a part of a Registration Statement upon written notice to each Holder whose Registrable Shares are included in such Registration Statement, but in each case described in clauses (i) and (ii) only if the Company determines in its sole discretion (x) that proceeding with such an offering or failing to suspend the use of such Prospectus would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the
Company’s best interests, or (y) that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this
Section 4 is herein called a “Suspension Period”. If pursuant to this Section 4 the Company delays or withdraws a Underwritten Offering requested by the Majority Holders, the Majority
Holders shall be entitled to withdraw such request and, if they do so, such request shall not count against the limitation on the number of such registrations set forth in Section 2. The Company shall provide prompt written notice to the Holders of the commencement and termination of any
Suspension Period (and any withdrawal of a registration statement pursuant to this Section 4), but shall not be obligated under this Agreement to disclose the reasons therefor. The Holders shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Shares (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period. In no event (i) may the Company deliver notice of a Suspension Period to the Holders more than three times in any calendar year and (ii)
shall a Suspension Period or Suspension Periods be in effect for an aggregate of 120 days or more in any calendar year.
(b)Other Lockups. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.
(c)Purchase Agreement Restrictions. Nothing in this Agreement shall affect the restrictions on transfers of Shares and other provisions of the Purchase Agreement, which shall apply independently hereof in accordance with the terms thereof.

Section 5.Holdback Agreements.
The restrictions in this Section 5 shall apply for as long as any Holder is the beneficial owner of any Registrable Shares. Each Holder who elects to participate in an offering pursuant to an Underwritten Shelf Takedown or a Piggyback Underwritten Offering shall agree, as contemplated in this Section 5, not to (and to cause its controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Shares (or any securities of any
Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Shares) for a period (each such period, a “Holdback Period”) beginning on the
10th day before the pricing date for the underwritten offering and extending through the earlier of (i) the date that any similar holdback agreement applicable to the Company or, if shorter, any other seller in such offering expires and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of a Holder, a
“Holdback Agreement”); provided, however, that the Holder may transfer Registrable Shares to a Permitted Transferee during the Holdback Period if (a) such transfer shall not involve a disposition for value and (b) the Permitted Transferee agrees in writing to be bound by the
Holdback Agreement. Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters. Notwithstanding the foregoing, no
Holder shall be obligated to enter into a Holdback Agreement unless the Company and each selling shareholder in such offering also execute agreements substantially similar to such
Holdback Agreement. A Holdback Agreement shall not apply to any Shares included in the underwritten offering giving rise to the application of this Section 5.
Section 6.Registration Procedures.
(a)In furtherance of its obligations under this Agreement, the Company shall, as soon as practical as provided herein:
(i)subject to the other provisions of this Agreement, use commercially reasonable efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and cause such Registration Statement to become effective
(unless it is automatically effective upon filing);
(ii)use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Registrable Shares covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the
Registrable Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration
Statement;
(iii)use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;
(iv)deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as any Holder included in the applicable
Registration Statement may reasonably request in order to facilitate the disposition of the
Registrable Shares of the Holder(s) covered by such Registration Statement in conformity with the requirements of the Securities Act;
(v)use commercially reasonable efforts to register or qualify such Registrable
Shares under such other securities or blue sky laws of such U.S. jurisdictions as the
Holders included in the applicable Registration Statement reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as such Registration Statement may be required to be kept effective under this Agreement
(provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to (I) qualify but for this subparagraph (v), (II) subject itself to taxation in any such jurisdiction or (III) consent to general service of process in any such jurisdiction);
(vi)notify the Holders and each distributor of such Registrable Shares identified by a Holder, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Majority Holders, the Company shall use commercially reasonable efforts to prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(vii)in the case of an Underwritten Offering in which any Holder participates pursuant to this Agreement, enter into an underwriting agreement in substantially the form used by the Company or companies of comparable market capitalization for offerings of that kind, with appropriate modification, containing such provisions
(including provisions for indemnification, opinions of counsel and comfort letters and lock-up arrangements for up to 30 days with the underwriters thereof to the extent reasonably requested by the managing underwriters, subject to customary exceptions for permitted sales during such period), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Shares (including, making members of senior management of the Company available at reasonable times and places to participate in
“road-shows” that the managing underwriter determines are necessary to effect the offering);

(viii)in the case of an Underwritten Offering in which a Holder participates pursuant to this Agreement, and to the extent not prohibited by applicable law, (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such managing underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (D) cause the
Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;
(ix)use commercially reasonable efforts to cause all such Registrable Shares to be listed on each primary securities exchange (if any) on which securities of the same class issued by the Company are then listed;
(x)provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Shares pursuant to a Registration Statement, provide the transfer agent with printed certificates for the Registrable Shares to be sold or evidence of proposed book-entry registration, subject to the provisions of Section 11;
(xi)make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of 12 months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and
(xii)promptly notify the participating Holders and the managing underwriters of any Underwritten Offering, if any:
(1)when the Registration Statement, any pre-effective amendment, the
Prospectus or any Prospectus supplement or any post-effective amendment to the
Registration Statement has been filed and, with respect to the Registration
Statement or any post-effective amendment, when the same has become effective;
(2)of any request by the SEC for amendments or supplements to the
Registration Statement or the Prospectus or for any additional information regarding the Holders;
(3)of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and
(4)of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction.
For the avoidance of doubt, the provisions of clauses (vii), (viii), (xi) and (xii) of this Section 6(a) shall apply only in respect of an Underwritten Offering and only if (based on market prices at the time the offering is requested by the Holders) the number of Registrable
Shares to be sold in the offering would reasonably be expected to yield gross proceeds to the requesting Holders of at least the Minimum Amount.
(b)No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus
(including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of any Holder, any selling securityholder or any underwriter or other distributor specifically for use therein.
(c)At all times after the Company has filed a registration statement with the
SEC pursuant to the requirements of the Securities Act and until the Termination Date, the
Company shall use commercially reasonable efforts to continuously maintain in effect the registration of Common Stock under Section 12 of the Exchange Act and to use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the
Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Holders to be eligible to sell Registrable Shares (if any) pursuant to Rule
144 under the Securities Act.
(d)The Company may require each Holder and each distributor of Registrable
Shares as to which any registration is being effected to furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.
(e)Each Holder agrees by having its shares of Common Stock treated as
Registrable Shares hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 6(a)(vi), such Holder will immediately discontinue
(and direct any other Persons making offers and sales of Registrable Shares to immediately discontinue) offers and sales of Registrable Shares pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule
10b5-1 under the Exchange Act) until it is advised in writing by the Company that the use of the
Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a)(vi), and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the
Prospectus covering such Registrable Shares current at the time of receipt of such notice.

(f)The Company may prepare and deliver a free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a Prospectus, and references herein to any “supplement” to a Prospectus shall include any such free writing prospectus. Neither the Holders nor any other seller of Registrable Shares may use a free writing prospectus to offer or sell any such shares without the Company’s prior written consent.
(g)It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in
Section 2 or 6 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and commercially reasonable efforts to resolve those comments, shall not be a breach of this
Agreement.
(h)It is further understood and agreed that the Company shall not have any obligations under this Section 6 at any time on or after the Termination Date, unless an underwritten offering in which a Holder participates has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 6 shall continue with respect to such offering until it is so completed (but not more than 60 days after the commencement of the offering).
(i)Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Shares in a
Registration Statement unless it has received from each Holder, at least five days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by such Holders for inclusion therein.
Section 7.Registration Expenses.
(a)All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares or fees and expenses of counsel and any other advisor representing any underwriters or other distributors), shall be borne by the Company. The Holders shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Shares and shall pay all of their own costs and expenses, including all fees and expenses of any counsel (and any other advisers) representing the Holders and any stock transfer taxes.
(b)The obligation of the Company to bear the expenses described in Section
7(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended; provided, however, that Registration Expenses for any Underwritten Offering withdrawn solely at the request of the Holders (unless withdrawn following commencement of a Suspension Period pursuant to Section 4) shall be borne by such
Holders.
Section 8.Opt-Out Notices.
Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing of any
Underwritten Shelf Takedown, Piggyback Underwritten Offering, the withdrawal of any
Underwritten Shelf Takedown or Piggyback Underwritten Offering or any event that would lead to a Suspension Period as contemplated by Section 4; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a
Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Sections 2, 3, 4 or 6, as applicable, and such Holder shall no longer be entitled to the rights associated with any such notice and each time prior to a Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two business days in advance of such intended use, and if a notice of a Suspension Period was previously delivered (or would have been delivered but for the provisions of this Section 8) and the Suspension Period remains in effect, the Company will so notify such Holder, within one business day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Suspension Period, and thereafter will provide such Holder with the related notice of the conclusion of such Suspension Period immediately upon its availability.
Section 9.Indemnification.
(a)The Company shall indemnify, to the fullest extent permitted by law, each
Holder and each Person who controls such Holder (within the meaning of the Securities Act)
against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by any Holder expressly for use therein. In connection with an underwritten offering in which a Holder participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of such Holder.
(b)In connection with any Registration Statement in which a Holder is participating, each such participating Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such
Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, (i) the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) and (ii) each participating underwriter, if any, and each Person who controls such underwriter (within the meaning of the
Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the
Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of such Holder expressly for use therein.
(c)Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified
Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld).
An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case such maximum number of counsel for all indemnified Persons shall be two rather than one). If an indemnifying
Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.
(d)The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified
Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of
Registrable Shares made before the Termination Date or during the period following the
Termination Date referred to in Section 6(h).

(e)If the indemnification provided for in or pursuant to this Section 9 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such
Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9(a) or 9(b)
hereof had been available under the circumstances.
Section 10.Securities Act Restrictions.
The Registrable Shares are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, no Holder shall, directly or through others, offer or sell any Registrable Shares except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the
Securities Act, if available. So long as Registrable Shares are held in certificated form or book-
entry with a restrictive legend, then prior to any transfer of those Registrable Shares other than pursuant to an effective registration statement, such Holder shall notify the Company of such transfer and the Company may require such Holder to provide, prior to such transfer, such evidence that the transfer will comply with the Securities Act (including written representations or an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any Registrable Shares that are to be transferred in contravention of this Agreement. Any certificates representing the Registrable Shares may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement (and the Purchase Agreement). The legend on any Shares covered by this Agreement shall be removed if (i) such Shares are sold pursuant to an effective registration statement, (ii) a registration statement covering the resale of such Shares is effective under the Securities Act and the applicable Holder of such Share delivers to the Company a representation letter in form and substance reasonably satisfactory to the Company agreeing that such Shares will be sold only under such effective registration statement or in compliance with
Rule 144 or another exemption from registration under the Securities Act, (iii) if such Shares may be sold by the holder thereof free of restrictions pursuant to Rule 144(b) under the Securities
Act, or (iv) such Shares are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (iii) or (iv) above, the holder of such Shares has provided all necessary documentation and evidence (which may include an opinion of counsel) and agreed to such other procedures as may reasonably be required by the

Company to confirm that the legend may be removed under applicable securities law.  The
Company shall cooperate with the applicable Holder of Shares covered by this Agreement to effect removal of the legend on such Shares pursuant to this Section 10 as soon as reasonably practicable after delivery of notice from such Holder that the conditions to removal are satisfied
(together with any documentation required to be delivered by such Holder pursuant to the immediately preceding sentence).  The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 10; provided, that the applicable
Holder shall be responsible for all legal fees and expenses of counsel incurred by such Holder with respect to delivering the legal opinion to the Company.
Section 11.Transfers of Rights.
(a)If a Holder transfers any rights to a Permitted Transferee in accordance with the Purchase Agreement, such Permitted Transferee shall, together with all other Holders and Permitted Transferees, also have the rights of a Holder under this Agreement, but only if the
Permitted Transferee signs and delivers to the Company a written acknowledgment (in form and substance satisfactory to the Company) that it has joined as a party to this Agreement and has assumed the rights and obligations of such Holder hereunder with respect to the rights transferred to it by such Holder. Each such transfer shall be effective when (but only when) the Permitted
Transferee has signed and delivered the written acknowledgment to the Company. Upon any such effective transfer, the Permitted Transferee shall automatically have the rights so transferred, and such Holder’s obligations under this Agreement, and the rights not so transferred, shall continue, provided that under no circumstances shall the Company be required to provide more than four Underwritten Shelf Takedowns. Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Purchase Agreement, or who acquires securities that are not or upon acquisition cease to be Registrable Shares, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Shares.
Section 12.Miscellaneous.
(a)Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a nationally recognized next day courier service, in each case with a copy sent concurrently by e-mail. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Company:
Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, Texas 77046
Attention: Nicole E. Clark
E-mail: Nicole_Clark@oxy.com

with a copy to (which copy alone shall not constitute notice):
Cravath, Swaine & Moore LLP
825 8th Avenue
New York, New York 10019
Attention: Andrew J. Pitts
E-mail: APitts@cravath.com
If to the Sellers:
CrownRock Holdings, L.P.
18 Desta Dr.
Midland, Texas 79705
Attention: Lee Dunn
E-mail: lee.dunn@crownquest.com
with a copy to (which copy alone shall not constitute notice):
Vinson & Elkins LLP
2001 Ross Avenue, Suite 3900
Dallas, Texas 75201
Attention: Robert L. Kimball
E-mail: rkimball@velaw.com
(b)No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(c)Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (i) an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale or (ii) an assignment by a Holder to a Permitted Transferee in accordance with the terms hereof.
(d)No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Holders (and any Permitted Transferee to which an assignment is made in accordance with this Agreement), any benefits, rights, or remedies (except as specified in Section 9 hereof).
(e)Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc.
This Agreement will be governed by and construed in accordance with the laws of the State of
New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or
Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c)
that notice may be served upon such party at the address and in the manner set forth for such party in Section 12(a). To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
(f)Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by e-mail or facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
(g)Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.
(h)Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.
(i)Severability. If any term, provision, covenant or restriction of this
Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this
Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
(j)Other Registration Rights. Each Holder acknowledges that the Company is party to a registration rights agreement dated as of August 8, 2019, between the Company and
Berkshire Hathaway Inc. and that nothing in this Agreement shall derogate from the rights of
Berkshire Hathaway Inc. and its permitted transferees as set forth therein as of the date hereof.
The Company agrees that it shall not grant any registration rights to any third party (i) unless such rights are expressly made subject to the rights of Holders in a manner consistent with this
Agreement or (ii) if such registration rights are senior to, or take priority over, the registration rights granted to the Holders under this Agreement.
(k)Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the
Company and the Majority Holders.

[Execution Page Follows]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Sunil Mathew
Name:Sunil Mathew
Title:Senior Vice President and Chief Financial Officer

CROWNROCK HOLDINGS, L.P.
By: CrownRock Holdings GP,
LLC, its general partner

By:	/s/ Tim Dunn
Name:Tim Dunn
Title:Chief Executive Officer

CROWNROCK GP, LLC

By:	/s/ Tim Dunn
Name:Tim Dunn
Title:Chief Executive Officer